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EXHIBIT 10.1

                                 AMENDMENT NO. 1

                                       TO

                          REGISTRATION RIGHTS AGREEMENT

                  THIS AMENDMENT NO. 1 (this "AMENDMENT"), dated November 3, 2003, to that certain Registration Rights Agreement (the "AGREEMENT"), dated as of November 17, 1999, by and between Energy Partners, Ltd., a Delaware corporation (the "COMPANY"), and Evercore Capital Partners L.P., Evercore Capital Partners (NQ) L.P. and Evercore Capital Offshore Partners L.P., each a limited partnership organized under the laws of the State of Delaware (collectively, the "EVERCORE ENTITIES"), Energy Income Fund, L.P., a limited partnership organized under the laws of the State of Delaware ("EIF"), and the individual shareholders of the Company parties thereto (the "INDIVIDUAL SHAREHOLDERS"). Terms used and not defined in this Amendment have the meaning set forth in the Agreement.

                  WHEREAS, the parties to the Agreement desire to amend the Agreement to enter into this Amendment to grant to EIF one demand registration right;

                  NOW THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

         1. AMENDMENT TO SECTION 3(a) OF THE AGREEMENT. Section 3(a) of the Agreement is hereby amended and restated in its entirety as follows:

                  "(a)     DEMAND REGISTRATIONS.

                  (i) Subject to the provisions of Section 4(a) and the last paragraph of Section 5, (A) the Evercore Entities shall have the right to make two written requests (each, an "EVERCORE DEMAND") and (B) commencing on the later of (I) six months after the SEC declares the Company's Registration Statement on Form S-3 for the registration and resale of up to an aggregate of 4,544,572 shares of Common Stock of the Company by Evercore effective and (II) six months after termination of the Stockholder Agreement, EIF shall have the right to make one written request (an "EIF DEMAND" and, together with each Evercore Demand, a "DEMAND") on the Company to cause the Company to use commercially reasonable efforts to file and cause to be declared effective a Registration Statement on the then appropriate form under the Securities Act with respect to the Eligible Common Stock, provided that the expected offering price of the Eligible Common Stock requested to be registered is at least $20 million, and provided, further, that the Evercore Entities or EIF, as the case may be, shall use reasonable efforts to sell such Eligible Common Stock requested to be registered. This Section 3(a)(i) shall be applicable for so long as the Eligible Common Stock cannot be freely transferred pursuant to Rule 144 under the Securities Act without the imposition of volume, manner of sale and holding period limitations.

                  (ii) Each Demand will set forth the number of shares of Eligible Common Stock proposed to be sold by the Evercore Entities or EIF, as the case may be, and the intended method of distribution of such shares.

                  (iii) In the case of an underwritten public offering of Eligible Common Stock to be so registered pursuant to a registration under this Section 3(a), if the managing underwriter

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         advises the Evercore Entities or EIF, as the case may be, and the
         Company in its opinion that the inclusion in such registration of some or all of such Common Stock requested to be registered (including without limitation, Common Stock to be registered by the Company included pursuant to incidental or "piggyback" rights heretofore or hereafter granted by the Company to Persons other than the Evercore Entities or EIF, as the case may be) exceeds the number which can be sold in such offering without a significant adverse effect on the price, timing or distribution of the Common Stock offering (a "SIGNIFICANT ADVERSE EFFECT"), the number of Common Stock to be included in such registration will be reduced as set forth below:

                           (A) First, the number of shares of Common Stock requested to be included in such registration by the Evercore Entities or EIF, as the case may be, shall be included in such registration, except, in the event that the number of shares of Common Stock requested to be included in such registration by the Evercore Entities or EIF, as the case may be, exceeds the number which, in the opinion of such managing underwriter, can be sold, then the Company will include in such registration such lesser number of registrable securities which is equal to the number which, in the opinion of the managing underwriter, can be sold by the Evercore Entities or EIF, as the case may be; and

                           (B) After all Common Stock requested to be included in such registration by the Evercore Entities or EIF, as the case may be, have been so included, the number of shares of Common Stock requested to be included in such registration by all parties exercising "piggyback" rights shall be so included, except, if the number of shares of Common Stock included as a result of parties exercising "piggyback" rights exceed the number which, in the opinion of the managing underwriter can be sold without causing a Significant Adverse Effect, the shares of Common Stock that the managing underwriter recommends can be included as Piggyback Securities in the Registration Statement without causing a Significant Adverse Effect shall be allocated pro rata among the persons requesting inclusion of Piggyback Securities in accordance with the relative number of shares of Common Stock each person has requested to be sold.

                  (iv) If (A) any offering or sale of Common Stock by the Evercore Entities or EIF, as the case may be, pursuant to a Registration Statement is not consummated due to (1) any material failure by the Company to perform its obligations under this Agreement or a material adverse change in its financial position or business or
         (2) the withdrawal by the Evercore Entities or EIF, as the case may be, at any time before or after the Registration Statement has become effective, and the Evercore Entities or EIF, as the case may be, pay the registration expenses set forth in Section 6, or (B) 20% or more of Eligible Common Stock sought to be registered by the Evercore Entities or EIF, as the case may be, pursuant to any registration under this
         Section 3(a) shall be excluded from such registration by reason of the opinion of the managing underwriter that such inclusion would significantly adversely affect the price at which the securities can be sold, then the Demand with respect to which such Registration Statement was filed shall not be counted as one of the Demands contemplated by this Section 3(a).

                  (v) The Company agrees that it will not file a registration statement under the Securities Act, either for securities newly issued by the Company (other than a registration statement relating to (i) an employee benefit or incentive plan of the Company existing on the date hereof or hereafter adopted by the Board of Directors or (ii) a merger, consolidation or business combination on a Form S-4) or for securities held by any of the Company's security holders other than the Evercore Entities or EIF, as the case may be, until 90 days after the effective date of any registration statement filed pursuant to the request of the Evercore Entities or EIF, as the case may be."

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         2.       AMENDMENT TO SECTION 9(a) OF THE AGREEMENT. Section 9(a) of
the Agreement is hereby amended and restated in its entirety as follows:

         "(a) The investment banker or investment bankers and manager or managers, if any, that will administer the registration of the Eligible Common Stock pursuant to a Demand made by the Evercore Entities or EIF, as the case may be, will be selected by the Evercore Entities or EIF, as the case may be, subject to the consent of the Company, which consent shall not be unreasonably withheld."

         3. MISCELLANEOUS. (a) COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (a) HEADINGS. The headings in this Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (c) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO SUCH JURISDICTION'S CONFLICTS OF LAW PROVISIONS.

         (d) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (e) ENTIRE AGREEMENT. This Amendment is intended by the parties as a final expression of their agreement and intended to be complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Amendment supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                          [SIGNATURE PAGES TO FOLLOW]

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                  IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

ENERGY PARTNERS, LTD.

By:      /s/ Richard A. Bachmann
         --------------------------------------------
         Name:      Richard A. Bachmann
         Title:     Chairman, President and Chief Executive Officer

EVERCORE CAPITAL PARTNERS, L.P.
By Evercore Partners L.L.C., as General Partner

By:      /s/ Austin Beutner
         --------------------------------------------
         Name:      Austin Beutner
         Title:

EVERCORE CAPITAL PARTNERS (NQ) L.P.
By Evercore Partners L.L.C., as General Partner

By:      /s/ Austin Beutner
         --------------------------------------------
         Name:      Austin Beutner
         Title:

EVERCORE CAPITAL OFFSHORE PARTNERS L.P.
By Evercore Partners L.L.C., as General Partner

By:      /s/ Austin Beutner
         --------------------------------------------
         Name:      Austin Beutner
         Title:

ENERGY INCOME FUND, LP

By:      /s/ Robert D. Gershen
         --------------------------------------------
         Name:      Robert D. Gershen
         Title:     Managing Director

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               [SIGNATURE PAGES TO REGISTRATION RIGHTS AGREEMENT]

/s/ Richard A. Bachmann
-----------------------------------------------------
Richard A. Bachmann

/s/ Gary L. Hall
-----------------------------------------------------
Gary L. Hall

/s/ Suzanne V. Baer
-----------------------------------------------------
Suzanne V. Baer

/s/ Bruce R. Sidner
-----------------------------------------------------
Bruce R. Sidner

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